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                         LA JOLLA COVE INVESTORS, INC.
                          1795 UNION STREET, 3rd FLOOR
                         SAN FRANCISCO, CALIFORNIA 94123
                            TELEPHONE: (415) 409-8703
                            FACSIMILE: (415) 409-8704
                            E-MAIL: LJCI@PACBELL.NET


LA JOLLA                      www.ljcinvestors.com                 SAN FRANCISCO
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                                October ___, 2003


Mr. D. Ronald Allen
Integrated Performance Systems Inc.
17300 North Dallas Parkway, Suite 2040
Dallas, TX 75248


Re: Registration Statement Legal and Accounting Fees


Dear Ronald:

This letter will set forth our agreement for the payment of the attorneys' and accounting fees necessary for the filing of a registration statement by Integrated Performance Systems Inc. ("Integrated") to cover, among other things, the shares of Integrated common stock necessary for the 8% Convertible Debenture and the warrants issued to La Jolla Cove Investors, Inc. ("LJCI").

Under the Securities Purchase Agreement, LJCI is to advance $250,000 to Integrated upon closing. It is agreed that LJCI will retain $50,000 of the initial advance for the payment of legal and accounting fees for the filing of the Registration Statement for the Conversion Shares and the Warrant Shares. Any amount not used for such purposes will be paid to Integrated on the effective date of the Registration Statement.

Integrated agrees that it is responsible for the payment of legal and accounting fees, if any, over and above the $50,000 covered herein.

If this letter correctly reflects our agreement regarding the payment of Integrated's attorneys' and accounting fees for the preparation and filing of the Registration Statement, please acknowledge your agreement by signing below.


Sincerely,


Travis W. Huff
Portfolio Manager


Integrated Performance Systems Inc.

By: __________________________

Title: ________________________